UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2022

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12672	77-0404318
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4040 Wilson Blvd., Suite 1000
Arlington, Virginia 22203
(Address of principal executive offices)(Zip code)

(703) 329-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.

On April 27, 2022, AvalonBay Communities, Inc. issued a press release announcing its first quarter 2022 operating results. That release referred to certain attachments with supplemental information that were available on the Company's website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated April 27, 2022, including attachments.

99.2	Supplemental discussion of first quarter 2022 operating results dated April 27, 2022, including attachments.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document). (Filed herewith.)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: April 27, 2022	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated April 27, 2022, including attachments.

99.2	Supplemental discussion of first quarter 2022 operating results dated April 27, 2022, including attachments.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document). (Filed herewith.)